Nature of Operations	12 Months Ended
Mar. 31, 2012
Nature of Operations

1. NATURE OF OPERATIONS

Ricoh Company, Ltd. (the “Company”) was established in 1936 and is headquartered in Tokyo, Japan. The Company and consolidated subsidiaries (“Ricoh” as a consolidated group) is a world-wide supplier of office automation equipment, including copiers, facsimile machines, data processing systems, printers and related supplies. Ricoh is also well known for its state-of-the-art electronic devices, digital photographic equipment and other products.

Ricoh distributes its products primarily through domestic (Japanese) and foreign sales subsidiaries. Overseas, Ricoh owns and distributes not only Ricoh brand products but also other brands, such as Lanier, Savin and Infotec.

Ricoh manufactures its products primarily in 15 plants in Japan and 11 plants overseas, which are located in the United States, United Kingdom, France, China and Thailand.